UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2006
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
525 Penobscot Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 482-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry into a Definitive Material Agreement
     1.     2006 Salary Information for Named Executive Officers
     On April 27, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Genitope Corporation (the “Company”) approved 2006 annual base salaries for all “named executive officers” (defined as Genitope Corporation’s Chief Executive Officer and four most highly compensated executive officers for fiscal 2005, other than the Chief Executive Officer, who were serving as executive officers as of December 31, 2005). The annual base salaries are retroactive to March 1, 2006. The annual base salaries for all named executive officers are set forth on Exhibit 10.1 to this Current Report on Form 8-K.
     2.     Payment of 2005 Named Executive Officer Bonuses
     On April 1, 2005, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, a management incentive compensation plan (the “Bonus Plan”). On April 27, 2006, pursuant to the terms of the Bonus Plan for 2005, the Compensation Committee approved, cash bonus payments for 2005 to be paid to the Company’s named executive officers. The payments were based on the Compensation Committee’s evaluation of certain individual and corporate performance objectives achieved during fiscal 2005 and are consistent with the terms of the Bonus Plan. Bonus information for all named executive officers is set forth on Exhibit 10.2 to this Current Report on Form 8-K.
     3.     2006 Management Incentive Compensation Plan
     On April 27, 2006, under the Bonus Plan, the Compensation Committee established new corporate performance goals for 2006, which included the achievement of performance targets with respect to the Company’s clinical affairs, regulatory objectives, research programs, commercial planning, financial metrics and facility related objectives. In addition, pursuant to the Bonus Plan for 2006, the Compensation Committee designated for each officer, including the named executive officers, a target cash bonus amount, expressed as a percentage of each officer’s 2006 annual base salary. The target cash bonus amount for 2006 for each named executive officer is set forth on Exhibit 10.1 to this Current Report on Form 8-K. The Company’s officers are eligible to receive bonuses if certain individual and corporate performance criteria are achieved during fiscal 2006. Bonus payments will be based on the Compensation Committee’s evaluation of each officer’s achievement of his or her individual performance goals and the Company’s achievement of the corporate performance goals for 2006 established by the Compensation Committee. In addition, on April 27, 2006, the Compensation Committee recommended to the Board, and the Board approved, changes to the Bonus Plan for 2006 to expand the group of employees eligible to participate in the Bonus Plan.
     A summary of the Bonus Plan for 2006 is set forth on Exhibit 10.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits.
10.1*	Compensation Information for Named Executive Officers

10.2*	Summary of 2006 Management Incentive Compensation Plan
        *management contract or compensation plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: May 2, 2006	By:	/s/ Laura Randall Woodhead
Laura Randall Woodhead
Vice President, Legal Affairs

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 10.1*	Compensation Information for Named Executive Officers

Exhibit 10.2*	Summary of 2006 Management Incentive Compensation Plan
* Management contract or compensatory plan